UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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DYNACQ HEALTHCARE, INC.
(Exact Name of Registrant As Specified in Its Charter)

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DYNACQ HEALTHCARE, INC.

10304 INTERSTATE 10 EAST, SUITE 369

HOUSTON, TEXAS 77029

NOTICE OF STOCKHOLDER ACTION TAKEN BY WRITTEN CONSENT

To our Stockholders:

NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of Dynacq Healthcare, Inc., a Nevada corporation (hereinafter the “Company,” “we,” “us” or “our”), has approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”) have executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting, approving the adoption of the Year 2011 Stock Incentive Plan and the issuance to our Chief Development Officer of a stock option to purchase 3,000,000 shares of Common Stock.

The accompanying information statement (the “Information Statement”), which describes the proposals in more detail, and provides our stockholders with other important information, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. Pursuant to Nevada law, our Articles of Incorporation and our Bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve the proposals. As such, the stockholder approval of the adoption of the Year 2011 Stock Incentive Plan and the issuance to our Chief Development Officer of a stock option to purchase 3,000,000 shares of Common Stock will be effected on or about September 1, 2011.

Your consent regarding the proposals is not required and is not being solicited in connection with these corporate actions. The accompanying Information Statement will serve as the required notice to stockholders pursuant to the Exchange Act and as the required notice to stockholders pursuant to Section 2.11 of our Bylaws of the approval by less than the unanimous written consent of our stockholders with respect to the proposals. We will first mail the Information Statement to all of our stockholders on or about August 11, 2011 to stockholders of record as of July 29, 2011.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO

SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR

INFORMATION PURPOSES ONLY.

By Order of the Board of Directors

Chiu M. Chan,
Chief Executive Officer

July 28, 2011

DYNACQ HEALTHCARE, INC.

10304 INTERSTATE 10 EAST, SUITE 369

HOUSTON, TEXAS 77029

INFORMATION STATEMENT PURSUANT TO SCHEDULE 14C

THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY. NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE APPROXIMATE DATE OF MAILING OF THIS INFORMATION STATEMENT IS AUGUST 11, 2011.

Dynacq Healthcare, Inc., a Nevada corporation (hereinafter the “Company,” “we,” “us” or “our”), is sending you this Information Statement solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that our Board of Directors (our “Board”) has previously approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”), have previously executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting approving the adoption of the Year 2011 Stock Incentive Plan and the issuance to our Chief Development Officer of a stock option to purchase 3,000,000 shares of Common Stock. No vote or other action is requested or required on your part.

BRIEF QUESTIONS AND ANSWERS REGARDING THE PROPOSED ACTIONS

Q1:	What actions were taken by the Action by Written Consent of the Stockholders in lieu of a Special Meeting?

A1:	Pursuant to the Action by Written Consent of the Stockholders in lieu of a Special Meeting, our stockholders holding at least a majority of the issued and outstanding shares of our Common Stock approved the adoption of the Year 2011 Stock Incentive Plan and the issuance to our Chief Development Officer of a stock option to purchase 3,000,000 shares of Common Stock. Additional information regarding these proposals is set forth below in the section entitled “Approval of Proposals.”

Q2:	How many shares of Common Stock were voted in favor of the proposed actions?

A2:	The approval of the proposals by the written consent of our stockholders requires the consent of the holders of at least a majority of our outstanding shares of Common Stock as of July 29, 2011 (the “Record Date”). As of the Record Date, 14,426,960 shares of our Common Stock were issued and outstanding. Each share of our Common Stock is entitled to one vote. The holders of 8,473,320 shares of our Common Stock, representing approximately 58.21% of the shares entitled to vote on the Record Date, executed the Action by Written Consent of the Stockholders in Lieu of a Special Meeting. Consequently, no additional votes are required to approve the proposed actions.

Q3:	Why is the Company approving the proposals through a stockholder written consent in lieu of holding a stockholder meeting?

A3:	Under the Nevada Revised Statutes, our Articles of Incorporation and our Bylaws, stockholder actions may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding Common Stock is sufficient to approve the proposals. The Company is not required to solicit the vote of any additional stockholders to effect the proposed actions. The Company, however, is obligated by its Bylaws and the federal securities laws to provide this Information Statement to you in connection with the taking of corporate actions without a meeting.

Q4:	Has the Board approved the proposals?

A4:	Yes. The Board approved the proposals on July 7, 2011.

Q5:	When will the proposals be effected?

A5:	The Year 2011 Stock Incentive Plan has been effective since the Board approved the plan on July 7, 2011, but pursuant to Section 422 of the Internal Revenue Code of 1986, stockholders of the Company must approve the plan within 12 months of its adoption to make the plan a tax-qualified plan. In accordance with the federal securities laws, neither the stockholder adoption of the Year 2011 Stock Incentive Plan nor the issuance to our Chief Development Officer of a stock option to purchase 3,000,000 shares of Common Stock can be effected until at least 20 calendar days following the mailing of this Information Statement to our stockholders. We anticipate both proposals to be effected on September 1, 2011.

Q6:	Am I entitled to dissenter’s rights in connection with the proposals?

A6:	No. The Nevada Revised Statutes do not provide for dissenter’s rights with respect to the proposals.

APPROVAL OF PROPOSALS

Issuance of Stock Option to Chief Development Officer

On July 7, 2011, the Company’s Board of Directors approved the issuance to our Chief Development Officer (a non-executive officer), Dr. Garry Craighead, of a stock option to purchase 3,000,000 shares of Common Stock. On July 29, 2011, the holders of a majority of the outstanding shares of our Common Stock executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting, approving the issuance. The issuance of the stock option to Dr. Craighead is in connection with the transaction described below.

On July 7, 2011 the Company, acting through its wholly owned subsidiary, Doctors Practice Management, Inc. (“DPM”), entered into a definitive Common Stock Purchase Agreement to acquire minority membership interests in CCM&D Consulting, L.L.C. (“CCM&D”) and GreenTree Administrators, L.L.C. (“GreenTree”). Additionally, DPM entered into a Management and Consulting Agreement with CCM&D for the establishment and operation of a series of medical clinics in the southern United States area. The principal of CCM&D, a clinic management company, and GreenTree, a third party administrator contracted by self-funded employees’ health care programs sponsored by employers, is Dr. Garry Craighead. CCM&D currently operates four clinics in Texas under the name Union Treatment Centers. The Company acquired a 15% and 40% membership interest in CCM&D and GreenTree, respectively. The Company purchased said interests with 125,000 shares of Common Stock of Dynacq Healthcare, Inc., restricted pursuant to Securities and Exchange Commission (“SEC”) Rule 144, as set forth in the Common Stock Purchase Agreement with CCM&D and GreenTree.

Pursuant to the Management and Consulting Agreement with CCM&D, DPM will furnish $250,000 in startup capital for each of a total of ten clinics during the next twelve months. The location and operating budget for each clinic will be subject to prior approval by DPM. Each clinic will be owned or leased by DPM, will be managed by CCM&D, and will bear the name Union Treatment Centers. CCM&D’s management fee will be 40% of the aggregate profits of the clinics, if any. The billing and collections for the clinics will be performed by CCM&D under the supervision of DPM. The Management and Consulting Agreement contains an initial term of one year, and is subject to renewal and to early termination.

Additionally, Dr. Garry Craighead became the Company’s Chief Development Officer upon execution of an Employment Agreement which granted Dr. Craighead an additional 125,000 shares of Dynacq common stock, restricted pursuant to SEC Rule 144, as compensation. Further, under said Employment Agreement the Company granted Dr. Craighead a stock option to purchase 1,500,000 shares of common stock of the Company pursuant to the Company’s Year 2000 Stock Incentive Plan and the Company will pay Dr. Craighead an annual salary of $200,000. It will further grant Dr. Craighead a stock option to purchase an additional 3,000,000 shares of common stock of the Company, upon stockholder approval. The entire grant of stock options to purchase a total of 4,500,000 shares is a performance award attributable to Dr. Craighead’s efforts. Specifically, 15,000 shares will vest based on Dr. Craighead’s obtainment of each $1,000,000 of net collections for the Company, up to the maximum of 4,500,000 shares over five years.

Both the Year 2011 Stock Incentive Plan and the grant of the stock option to purchase an additional 3,000,000 shares were approved by the Board of Directors and the Compensation Committee, but were subject to approval by the stockholders. On July 29, 2011, the holders of a majority of the outstanding shares of the Company’s Common Stock executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting, approving both corporate actions. The stock option will not be issued to Dr. Craighead until at least 20 calendar days following the mailing of this Information Statement to our stockholders, in accordance with the federal securities laws. We anticipate the issuance to be effected on September 1, 2011.

The intention of the parties in entering into these transactions is to create an integrated healthcare system to provide efficient and cost-effective patient care, in accordance with the concept of an Accountable Care Organization.

Omission of Certain Financial Information.     The Company has determined that all of the information required by Item 13 of Schedule 14A, promulgated under the Securities and Exchange Act of 1934, is not material for the exercise of prudent judgment in regard to the matter to be acted upon. This information is not deemed material because the matter to be acted upon is the approval of the issuance of a stock option that is exercisable into shares of the Company’s Common Stock, otherwise than in an exchange, merger, consolidation, acquisition or similar transaction.

Adoption of Year 2011 Stock Incentive Plan

On July 7, 2011, the Company’s Board of Directors approved the Year 2011 Stock Incentive Plan (the “Plan”). On July 29, 2011, the holders of a majority of the outstanding shares of our Common Stock executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting, approving the adoption of the Plan. The Plan has been effective since the Board approved the Plan on July 7, 2011, but pursuant to Section 422 of the Internal Revenue Code of 1986 (the “Code”), stockholders of the Company were required to approve the Plan within 12 months of its adoption to make the Plan a tax-qualified plan. The stockholder adoption of the Plan will become effective on September 1, 2011, pursuant to the Written Consent. The Plan is attached hereto as Exhibit “A.”

Summary of Year 2011 Stock Incentive Plan

The purpose of this Plan is to strengthen the Company by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company’s business enterprise. It is intended that this purpose be achieved by extending to employees, officers, consultants and directors of the Company and its subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of incentive stock options, non-qualified stock options, stock appreciation rights, dividend equivalent rights, performance awards and restricted stock.

The following sets forth certain terms and conditions of the Plan:

1.	Administration. Except for a grant of director options, the Plan will be administered by a committee appointed by the Board of Directors (the “Committee”), consisting of at least two directors. With respect to a grant of director options, such grants will be determined by the Board. The Committee will determine who receives employee options and other awards, the number options or awards received, and the terms and conditions of the options or awards.

2.	Eligibility. Director, officers and employees of the Company or a subsidiary, or any consultant or advisor who is receiving cash compensation from the Company or a subsidiary, designated by the Committee is eligible to receive options or awards under the plan.

3.	Stock Subject to Plan. The maximum number of shares of Common Stock that may be made the subject of options and awards granted under the Plan is 15,000,000. Upon a change in capitalization, the maximum number of shares will be adjusted. The Company will reserve for the purposes of the Plan, out of its authorized but unissued Common Stock or out of Common Stock held in the Company’s treasury such number of shares as will be determined by the Board.

4.	Terms of Options Granted. The Committee, at its discretion, may select eligible individuals to receive employee stock options. Certain terms and conditions of the options are as follows:

a.	The purchase price per share of Common Stock under each incentive stock option will not be less than 100% of the fair market value of a share on the date the option is granted (110% in the case of an incentive stock option granted to a ten-percent stockholder).

b.	Employee options granted will be for such term as the Committee determines, provided that an incentive stock option will not be exercisable after the expiration of 10 years from the date it is granted (five years for ten-percent stockholders) and a non-qualified stock option will not be exercisable after the expiration of 10 years from the date it is granted.

c.	Each employee option will vest in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the writeen agreement. To the extent not exercised, installments will accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires. The Committee may accelerate the exercisability of any employee option or portion thereof at any time.

5.	Grants to Non-Employee Directors. The Committee, at its discretion, may elect to grant stock options to non-employee directors. The Company also intends to pay non-employee directors a discretionary retainer that may be received in the form of cash or Common Stock.

6.	Stock Appreciation Rights. The Committee, at its discretion, may select eligible individuals to receive Stock Appreciation Rights, meaning a right to receive all or some portion of the increase in the value of the Company’s Common Stock, which right may be related or unrelated to a stock option.

7.	Dividend Equivalent Rights. The Committee, at its discretion, may grant to eligible individuals Dividend Equivalent Rights, meaning a right to receive all or some portion of the cash dividends that are or would be payable with respect to Common Stock of the Company.

8.	Restricted Stock. The Committee, at its discretion, may grant restricted stock to eligible individuals, which stock will contain such restrictions, terms and conditions as the Committee may determine.

9.	Performance Awards. The Committee, at its discretion, may grant to eligible individuals performance awards that will require certain performance objectives be reached prior to the vesting, payment, settlement or lapsing of any restrictions with respect to the performance award.

10.	Termination and Amendment of the Plan. The Plan does not have a fixed termination date, provided that no incentive stock option will be granted under the Plan subsequent to August 31, 2022. The Board may terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that no such amendment, modification, suspension or termination will impair or adversely alter any options or awards granted under the Plan, except with the consent of the optionee or grantee, and to the extent necessary under applicable law, no amendment will be effective unless approved by the stockholders of the Company in accordance with applicable law.

Benefits or Amounts under the Plan

As described above under “Issuance of Stock Option to Chief Development Officer,” the Company will issue to Garry Craighead a stock option to purchase 3,000,000 shares of Common Stock under the Plan. This stock option will expire in five years, have an exercise price equal to the closing stock price of the Company on the date of grant and have a vesting schedule tied to Dr. Craighead’s job performance. Specifically, 15,000 shares will vest based on his obtainment of each $1,000,000 of net collections for the Company attributable to his efforts, up to the maximum of 4,500,000 shares (which amount includes both this option and the stock option for 1,500,000 shares previously issued to Dr. Craighead) over five years.

Other than the issuance of a stock option to Dr. Craighead, the Company does not currently have any definitive plans to grant any awards to any individuals under the Plan. The Committee has the sole and exclusive power to select the participants of the Plan and to determine the terms of any option or other award granted under the Plan. Accordingly, the granting of awards under the plan is entirely discretionary, and the benefits or amounts that will be received by or allocated to any executives, directors or employees under the Plan are not determinable, nor is it determinable what benefits or amounts any executives, directors or employees would have received or been allocated for the 2010 fiscal year if the plan had been in effect for that year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 13, 2011, information with respect to shares beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (b) each of our directors and the named executive officers named, and (c) all current directors and executive officers as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, some shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investing power with respect to all shares of common stock shown as beneficially owned by them.

Beneficial Owner(1)	Number Of Shares		Percent Of Class(2)
Chiu M. Chan	8,473,320	(3)	58.43%
Philip S. Chan	399,089	(4)	2.75%
Ping S. Chu	276,973	(5)	1.92%
James G. Gerace	25,000		*
Stephen L. Huber	—		—
All directors and executive officers as a group (5 persons)	9,174,382	(6)	62.94%

(1)	The address for each named person is 10304 Interstate 10 East, Suite 369, Houston, Texas 77029.
(2)	Based on 14,426,960 shares outstanding as of July 13, 2011.

(3)

Includes 1,610,205 shares held by Mr. Chan’s spouse. Includes 75,000 shares underlying options, which are currently exercisable. Since Mr. Chan has voting power with respect to 58.21% of the Company’s outstanding common stock, he controls the outcome of any matter requiring the vote of a majority of the outstanding shares to approve.

(4)	Includes 75,000 shares underlying options, which are currently exercisable.
(5)	Includes 404 shares held by each of Dr. Chu’s two children.
(6)	Includes 150,000 shares of common stock underlying options, which are currently exercisable.
*	Indicates ownership of less than 1%.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO

MATTERS TO BE ACTED UPON

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the proposals presented in this Information Statement, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock set forth above in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” None of our directors opposed either proposal.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all related materials. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our Common Stock held of record by such person and that we will reimburse them for their reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing us at: 10304 Interstate 10 East, Suite 369, Houston, Texas 77029, Attn: Chiu M. Chan.

MISCELLANEOUS

We file annual, quarterly and current reports, proxy statements, and registration statements with the Securities and Exchange Commission (“SEC”). These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

EXHIBIT A

DYNACQ HEALTHCARE, INC.

YEAR-2011 STOCK INCENTIVE PLAN

1. PURPOSE.

The purpose of this Plan is to strengthen DYNACQ HEALTHCARE, INC., a Nevada corporation (the “Company”), by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company’s business enterprise. It is intended that this purpose be achieved by extending to employees, officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards and Restricted Stock (as each term is herein defined).

2. DEFINITIONS.

For purposes of the Plan:

2.1 “Adjusted Fair Market Value” means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

2.2 “Affiliate” means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

2.3 “Agreement” means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

2.4 “Award” means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right or any or all of them.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

2.7 “Change in Capitalization” means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another, corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin- off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

2.8 Delete

2.9 “Code” means the Internal Revenue Code of 1986, as amended.

2.10 “Committee” means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

2.11 “Company” means Dynacq Healthcare, Inc.

2.12 “Director” means a director of the Company.

2.13 “Director Option” means an Option granted pursuant to Section 6.1.

2.14 “Director Stock” has the meaning set forth in Section 6.2.

2.15 “Disability” means:

(a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

(b) in all other cases, the term “Disability” as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee’s or Grantee’s ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

2.16 “Division” means any of the operating units or divisions of the Company designated as a Division by the Committee.

2.17 “Dividend Equivalent Right” means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

2.18 “Eligible Director” means a director of the Company who is not an employee of the Company or any Affiliate of the Company.

2.19 “Eligible Individual” means any director (other than an Eligible Director), officer or employee of the Company or a Subsidiary, or any consultant or advisor who is receiving cash compensation from the Company or a Subsidiary, designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

2.20 “Employee Option” means an Option granted pursuant to Section 5.

2.21 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.22 “Fair Market Value” on any date means the closing or last sales prices of the Shares on such date on the principal national securities exchange or market on which such Shares are listed or admitted to trading, or, if there have been no published bid or asked quotations with respect to Shares on such date or actual sales, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

2.23 “Grantee” means a person to whom an Award has been granted under the Plan.

2.24 “Incentive Stock Option” means an Option satisfying the requirements of Section 422 of the Code as it may exist from time to time and designated by the Committee as an Incentive Stock Option. Each Incentive Stock Option granted hereunder shall comply with Section 422 of the Code as it may exist from time to time.

2.25 “Non-employee Director” means a director of the Company who is a “non- employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

2.26 “Non-qualified Stock Option” means an Option which is not an Incentive Stock Option.

2.27 “Option” means a Non-qualified Stock Option, an Incentive Stock Option, a Director Option, or any or all of them.

2.28 “Optionee” means a person to whom an Option has been granted under the Plan.

2.29 “Outside Director” means a director of the Company who is an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

2.30 “Parent” means any corporation that is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

2.31 “Performance Awards” means Performance Units, Performance Shares or either or both of them.

2.32 “Performance Cycle” means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

2.33 “Performance Objectives” has the meaning set forth in Section 11.

2.34 “Performance Shares” means Shares issued or transferred to an Eligible Individual under Section 11.

2.35 “Performance Units” means Performance Units granted to an Eligible Individual under Section 11.

2.36 “Plan” means the Dynacq Healthcare, Inc. Year-2011 Stock Incentive Plan, as amended and restated from time to time.

2.37 Delete

2.38 “Restricted Stock” means Shares issued or transferred to an Eligible Individual pursuant to Section 10.

2.39 “Retained” has the meaning set forth in Section 6.2.

2.40 “Shares” means the common stock, par value $0.001 per share, of the Company.

2.41 “Stock Appreciation Right” means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8 hereof.

2.42 “Subsidiary” means any corporation that is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

2.43 “Successor Corporation” means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

2.44 “Ten-Percent Stockholder” means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

3. ADMINISTRATION.

3.1 Except for a grant of Director Options, the Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. With respect to a grant of Director Options, such grants shall be determined by the Board. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board; provided, however, that (A) if the Committee consists of less than the entire Board, each member shall be a Non-employee Director and (B) to the extent necessary for any Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

(a) determine those Eligible Individuals to whom Employee Options shall be granted under the Plan and the number of such Employee Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

(b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Awards, Shares of Restricted Stock and/or Dividend Equivalent Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or Performance Objectives relating to Shares, the maximum value of each Performance Share and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

(c) construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

(d) determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

(e) exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

(f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

4. STOCK SUBJECT TO THE PLAN.

4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 15,000,000. Upon a Change in Capitalization, the maximum number of Shares referred to in the first two sentences of this Section 4.1 shall be adjusted in number and kind pursuant to Section 13. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company’s treasury, or partly out of each, such number of Shares as shall be determined by the Board.

4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

(a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

(b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

5. OPTION GRANTS FOR ELIGIBLE INDIVIDUALS.

5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Employee Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

5.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Employee Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

5.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Non-qualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

5.4 Vesting. Subject to Section 7.4, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Employee Option or portion thereof at any time.

5.5 Modification. No modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee’s consent.

5.6 Limitation on Aggregate Value of Shares that May Become First Exercisable During any Calendar Year Under an Incentive Stock Option. Except as is otherwise provided in this Plan, with respect to any Incentive Stock Option granted under this Plan, the aggregate Fair Market Value of Shares subject to an Incentive Stock Option and the aggregate Fair market Value of Shares or shares of stock of any Subsidiary (or a predecessor of the Company or a Subsidiary) subject to any other incentive stock option (within the meaning of Section 422 of the Code) of the Company or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a holder in any calendar year may not (with respect to that holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Stock Option is granted. For purposes of this Section 5.6 “predecessor corporation” means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Company, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Company or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of Shares to be reclassified in accordance with the Code.

6. OPTION GRANTS FOR NON-EMPLOYEE DIRECTORS.

6.1 Discretionary Awards. From time to time the Board may elect to grant Director Options to Eligible Directors. In making such grants the Board shall take into consideration the contribution such Eligible Directors have made or may make to the success of the Company and such other considerations as the Board may from time to time specify. The Board shall determine the number of shares subject to such Director Options, and, subject to provisions of the Plan, the exercise price, vesting schedule and terms of such Director Options.

6.2 Director Stock.

(a) The Company intends to pay each Eligible Director (and at the discretion of the Board certain employee directors) an annual retainer in the amount set from time to time by the Board (the “Retainer”). Each Director shall be entitled to receive his or her Retainer exclusively in cash, exclusively in shares of Stock (“Director Stock”) or any portion in cash and any portion in Director Stock. Each Director shall be given the opportunity, during the month the Director first becomes a Director and during the last month of each quarter thereafter, to elect among these choices for the remainder of the quarter (in the case of the election made when the Director first becomes a Director) and for the following quarter (in the case of any subsequent election). If the Director chooses to receive at least some of his or her Retainer in Director Stock, the election shall also indicate the percentage of the Retainer to be paid in Director Stock. If a Director makes no election during his or her first opportunity to make an election, the Director shall be assumed to have elected to receive his or her entire Retainer in cash. If a Director makes no election during any succeeding election month, the Director shall be assumed to have remade the election then currently in effect for that Director. An election by a Director to receive a portion of his or her retainer in Director Stock shall either (i) be approved by (A) the Committee or (B) the Board or (ii) provide that Director Stock received by the Director pursuant to such election shall be held by the Director for a period of at least six months.

(b) The Company shall make the first issuance of shares of Director Stock on the first trading of the first full fiscal quarter after August 31, 2011. Subsequent issuances of Director Stock shall be made on the first trading day of each subsequent fiscal quarter and shall be made to all Persons who are Directors on that trading day except any Director whose Retainer is to be paid entirely in cash. The number of shares of Stock is issuable to those Directors on the relevant trading date indicated above shall equal:

[% multiplied by (R/4)] divided by P

WHERE:

%	=	the percentage of the Director’s Retainer that the Director elected or is deemed to have elected to receive in the form of Director Stock, expressed as a decimal;

R	=	the Director’s Retainer for the year during which the issuance occurs; and

P	=	the closing price, as quoted on the principal exchange on which Shares are traded, on the date of issuance. Director Stock shall not include any fractional shares. Fractions shall be rounded to the nearest whole share.

7. TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.

7.1 Non-Transferability. Unless set forth in the Agreement evidencing the Option (other than an Incentive Stock Option) at the time of grant or at any time thereafter, an Option granted hereunder shall not be transferable by the Optionee to whom granted except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (i) cash or (ii) the transfer of Shares to the Company upon such terms and conditions as determined by the Committee. In addition, both Employee Options and Director Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding) which are, from time to time, deemed acceptable by the Committee, and the Committee may authorize that the purchase price payable upon exercise of an Employee Option may be paid by having Shares withheld that otherwise would be acquired upon such exercise. Any Shares transferred to the Company (or withheld upon exercise) as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. The Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

7.3 Rights of Optionees. Optionee shall not be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee, and (iii) the Optionee’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

7.4 Delete

8. STOCK APPRECIATION RIGHTS.

The Committee may in its discretion, either alone or in connection with the grant of an Employee Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

8.1 Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

8.2 Stock Appreciation Right Related to an Option. (a) Exercise. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement. (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted. (c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

8.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 8.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

8.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

8.5 Form of Payment. Payment of the amount determined under Sections 8.2(b) or 8.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

8.6 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee’s consent.

8.7 Delete

9. DIVIDEND EQUIVALENT RIGHTS.

Dividend Equivalent Rights may be granted to Eligible Individuals and Eligible Directors in tandem with an Option or Award or as a separate award. The terms and conditions applicable to each Dividend

Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

10. RESTRICTED STOCK.

10.1 Grant. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 10.

10.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

10.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 10.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

10.4 Lapse of Restrictions.

(a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

(b) Effect of Change in Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

10.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee’s consent.

10.6 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

10.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

11. PERFORMANCE AWARDS.

11.1(a) Performance Objectives. Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) EBITDA, (viii) market share or market penetration or (ix) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed or (ii) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain. At the time of the granting of a Performance Award and to the extent permitted under Section 162(m) of the Code and the regulations thereunder, the Committee may provide for the manner in which the Performance Objectives will be measured to reflect the impact of specified corporate transactions, extraordinary events, accounting changes and other similar events.

(b) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

11.2 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 11.2(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; provided, however, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

(a) Vesting and Forfeiture. Subject to Sections 11.1(b) and 11.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

(b) Payment of Awards. Subject to Section 11.1(b), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 11.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the day preceding the date of payment or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

11.3 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

(a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents that the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stock-holder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

(b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 11.3(c) or 11.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

(c) Lapse of Restrictions. Subject to Sections 11.1(b) and 11.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

(d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon)in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

(e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

11.4 Delete

11.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee’s consent.

12. EFFECT OF A TERMINATION OF EMPLOYMENT.

The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which, except for Director Options, shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

13. ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

(a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during the term of the Plan, (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable, (iv) the number and class of Shares or other securities in respect of which Director Options are to be granted under Section 6 and (v) the Performance Objectives.

(b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

(c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria that were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

14. EFFECT OF CERTAIN TRANSACTIONS.

Subject to Sections 7.4, 8.7, 10.4(b) and 11.4 or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a “Transaction”), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria that were applicable to the Options and Awards prior to such Transaction.

15. INTERPRETATION.

Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

(a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

(b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance- based compensation.

16. Delete

17. TERMINATION AND AMENDMENT OF THE PLAN.

The Plan does not have a fixed termination date, provided that no Incentive Stock Option shall be granted hereunder subsequent to August 31, 2022. The Board may terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

(a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or he may have acquired through or as a result of the Plan; and

(b) to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

18. NON-EXCLUSIVITY OF THE PLAN.

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

19. LIMITATION OF LIABILITY.

As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

(ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

(iii) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

(iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

20. REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

20.1 Except as to matters of federal law, the Plan and the rights of all persons claiming here-under shall be construed and determined in accordance with the laws of the State of Texas without giving effect to conflicts of laws principles thereof.

20.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

20.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

20.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

20.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

21. MISCELLANEOUS.

21.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

21.2 Withholding of Taxes.

(a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a “Taxable Event”), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the “With- holding Taxes”) prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the “Tax Election”), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

(b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

21.3 Effective Date. The effective date of this Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Nevada within twelve (12) months of the adoption of the Plan by the Board.

21.4 Former Plans. The Company is adopting this Plan for the purposes set forth herein and to supplement its two existing stock incentive plans consisting of a plan for key-employees and a plan for non-employee directors and consultants (the “Former Plans”) pursuant to which the Company has outstanding options with varying exercise prices and expiration dates. Subject to all applicable regulations including but not limited to tax, accounting, financial and SEC reporting and the absence of adverse consequences of prohibitions thereunder, the Committee may consider the conversion of, or the cancellation and replacement of, options outstanding under the Former Plans to options under this Plan for the same number of shares and with the same expiration date and exercise prices as provided for in the Former Plans or any prior option agreements.